JUDGEMENTS AND CRITICAL ACCOUNTING ESTIMATES IN APPLYING ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2017
Disclosure Of Accounting Judgements And Estimates Explanatory [Abstract]
Disclosure of accounting judgements and estimates [text block]
NOTE 3 – JUDGEMENTS AND CRITICAL ACCOUNTING ESTIMATES IN APPLYING ACCOUNTING POLICIES

Grupo Aval’s management makes estimates and assumptions that affect the amounts recognized in the consolidated financial statements and the carrying value of the assets and liabilities within the fiscal year. The judgments and estimates are continuously evaluated and are based on the experience of management and other factors, including the occurrence of future events that are believed as reasonable under the current circumstances. Management also makes certain judgments besides those which involve estimates during the process of applying accounting policies. The judgments that have the most significant effects on the amounts recognized in the consolidated financial statements and the estimates that may cause an important adjustment to the value in the carrying value of assets and liabilities in the following year include the following:

Held-to-maturity financial assets. Management applies judgment in assessing whether financial assets can be categorized as held-to-maturity. In particular (a) its intention and ability to hold the assets to maturity and (b) whether the assets are quoted in an active market. If Grupo Aval fails to keep these investments to maturity other than in certain specific circumstances – for example, selling an insignificant amount close to maturity – it will be required to reclassify the entire class as available-for-sale. The investments would, therefore, be measured at fair value rather than amortized cost. If the entire class of held-to-maturity investments is reclassified, the carrying amount in 2017 would increase by Ps. 29,890 (2016 decrease by Ps. 12,153) with a corresponding entry in other comprehensive income.

Impairment of available-for-sale financial assets. In making this judgment, Grupo Aval, among other factors, considers the volatility in the security price. In addition, impairment may be appropriate when there is evidence of changes in technology or a deterioration in the financial health of the investee, industry and sector performance, or operating or financing cash flows. Had all the declines in fair value below cost been considered significant or prolonged, Grupo Aval would have recorded an additional impairment loss of Ps. 124,356 (2016: Ps. 471,619 and 2015: Ps. 892,405), which would be reclassified from other comprehensive income to profit or loss for the year.

Loan impairment allowance: Grupo Aval regularly revises its loan portfolio to evaluate its impairment. In determining if an impairment should be registered through profit or loss for the year, management determines if there are observable data indicating a decrease in the estimated cash flow of the loan portfolio, before the decrease in such flow may be identified for a particular loan of the portfolio.

The process used to calculate the provision includes an analysis of specific, historical and subjective components. The methods used by Grupo Aval include the following:

•	A regular detailed analysis of the loan portfolio.
•	A system of classifying loans according to risk levels.
•	A regular review of the summary of loan-loss provisions.
•	Identification of loans to be assessed individually for impairment.
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Consideration of internal factors such as our size, organizational structure, the structure of the loan portfolio, the loan management process, a trend analysis of non-performing loans and historical loss experiences.

•	Consideration of the risks inherent in different types of loans.
•	Consideration of external factors - local, regional and national - as well as economic factors.

Main sources of uncertainty in loan impairment calculations are detailed below:

In the process of calculating impairment for loans deemed individually significant, based on the discounted cash flow method, Grupo Aval´s management makes assumptions as to the amount to be recovered from each customer and when it will be recovered. Any change in this estimate can generate significant changes in the value of the provision that is established. In calculating provisions for loans considered to be individually significant, based on their collateral, management estimates the fair value of the collateral with the help of independent appraisals. In turn, any variation in the price ultimately obtained in recovering the collateral can prompt significant changes in the value of the allowances.

In the process of calculating the collective impairments allowance for loans, management focuses on loans that are not considered individually significant or loans that are individually significant but that have not been previously impaired. The historic loss rates used in the process are regularly updated to include the most recent data that reflects current economic conditions, trends in industry performance, geographic concentrations or concentrations of borrowers within each portfolio segment, and any other relevant information that could affect the estimation of loan impairment provisions. Many factors can affect estimates of the provisions for losses on loans granted by Grupo Aval, including volatility in the probability of impairment, migration and estimates of the severity of the losses.

To quantify the losses incurred in collectively assessed portfolios, Grupo Aval has calculation methods that take into account four main factors: exposure at default, probability of default, the loss identification period and the loss given default as explained below. For such purposes, loans are considered in default when they are past due for more than 90 days, restructured loans due to financial problems for the debtors, clients in bankruptcy and clients included in credit risk categories D or E, according to internal credit risk evaluation models.

•	Exposure at default (EAD) is the amount of risk incurred at the time of counterpart defaults.
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Probability of default (PD) is the possibility the counterparty will default on its obligations to pay capital and/or interest. The probability of default is associated with the rating/scoring or the level of default of each counterpart/transaction. In the specific case of loan default, the assigned PD is 100%.

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The loss identification period (LIP) refers to the time elapsed between the occurrence of the event that generates an incurred loss and the time that loss becomes clearly evident at the individual level. LIPs are analyzed based on loans with similar risk.

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Loss given default (LGD) is the estimated loss in the event of default. It depends mainly on the characteristics of the counterparty and the valuation of the collateral associated with the transaction.

The following table shows a sensitivity analysis of the most important variables affecting the calculation of the provision for loan portfolio impairment:

December 31, 2017
	Sensitivity	Increase	Decrease
Loans assessed individually:
Probability of default on estimated future cash flows	10%	447,231	(264,549)
Loans assessed collectively:
Probability of default	10%	189,108	(261,537)
Loss given default	10%	219,445	(284,018)
Loss identification period	1 month	198,259	(197,180)

December 31, 2016
	Sensitivity	Increase	Decrease
Loans assessed individually:
Probability of default on estimated future cash flows	10%	325,866	(191,518)
Loans assessed collectively:
Probability of default	10%	176,162	(218,154)
Loss given default	10%	199,130	(234,327)
Loss identification period	1 month	189,434	(178,529)

December 31, 2015
	Sensitivity	Increase	Decrease
Loans assessed individually:
Probability of default on estimated future cash flows	10%	225,292	(196,350)
Loans assessed collectively:
Probability of default	10%	115,401	(157,465)
Loss given default	10%	146,631	(163,341)
Loss identification period	1 month	87,869	(102,626)

Deferred Income Tax: Grupo Aval periodically assesses the realization of the deferred income tax asset. The deferred tax asset represents the recoverable income taxes through future deductions from taxable income and they are recognized in the statement of financial position. The deferred tax assets are recoverable to the extent that the realization of the related tax benefits is likely. Future tax revenues and the amount of the tax benefits that are probable in the future are based on medium-term plans prepared by management. The business plan is based on management´s expectations which are believed to be reasonable under the current circumstances. Management based their financial and tax projections for each company and at the consolidated level on a project constant growth, for the following 5 years.

As of December 30, 2017 and 2016 Grupo Aval’s management estimates that the deferred income tax asset would be recoverable according to the estimates of future taxable income. Deferred tax liabilities have not been recognized on taxable retained earnings from its subsidiaries in which Grupo Aval has no to repatriate in the near future, Grupo Aval controls the dividend policies of the subsidiaries and has no intent to pay out dividends or sell the related investments in the near future. See Note 19.

Fair value of Biological Assets: the fair value for biological assets, which Grupo Aval owns through long term crops is determined based on appraisals prepared internally by each entity and internal experts in the development of such crops and preparation of valuation models. Due to the nature of such crops and the lack of comparable market data, the fair value of these assets is determined based on models of discounted cash flow of future net cash flows of each crop. The valuation takes into account the estimated future harvest yields, current prices of such products and the estimated future costs during development, maintenance and future harvest costs, discounted at the risk-free interest rates adjusted by risk premiums which are required in such circumstances. Note 5.3.(3) discusses the main assumptions used in the determination of the fair value of biological assets as well as a sensitivity analysis.

Fair value of investment properties: Grupo Aval determines the fair value of investment properties based on appraisal reports prepared by third party independent real estate appraisers in accordance with international valuation standards on the basis of comparable prices in the local market or of net cash inflows discounted to present value using a discounted cash flow method. The valuations are made on the basis of estimated future cash flows supported by existing leases or other contracts, current market rents of similar properties in similar locations and conditions, related property operating expenses and discount rates that reflect market assessments of the uncertainty in the amount and timing of the cash flows. The best evidence to support the fair value for investment properties are the current prices in an active market for similar investment properties.

Goodwill Impairment: Annually, Grupo Aval conducts an evaluation of goodwill impairment. The assessment is based on market values of stocks of banks listed in Stock Exchanges and based on studies carried out for these entities that are not quoted on the Colombia Stock Exchange. These studies are based on the valuation of the business lines that are related with goodwill, through the discounted cash flow method. The analysis takes into account factors such as: the economic situation of the country and the sector in which Grupo Aval operates, historical financial information, projected growth of revenues and costs of Grupo Aval during the next five years and subsequent perpetual growth, profits capitalization indices which are all discounted at the risk free interest rates adjusted by risk premiums which are required under the circumstances. Note 17 includes the main assumptions used in these assessments and a sensitivity analysis.

Provision for contingencies: Grupo Aval evaluates and records an estimate for contingencies, in order to cover possible losses due to the labor cases, civil and commercial lawsuits, and tax objections or other issues. Provisions are recognized when the risk of loss due to contingencies based on the opinion of external legal counsel and/or in-house lawyers, is deemed to be probable and the loss can be reasonably estimated. Given the nature of many claims, cases and/or processes, in some cases, it is not possible to accurately forecast or to quantify the amount of loss in a reasonable manner. Consequently, the actual amount of disbursements effectively paid for claims, cases and/or processes may be different than the initial estimated and provisioned amounts. Such differences are recognized when they are identified.

Post-employment Plan: Measurement of the pension obligation, costs and liabilities depends on a variety of long-term premises determined on actuarial bases. The assumptions for the pension obligation, include an estimate of the present value of projected future pension payments for the participants of the plan and the likelihood of potential future events, such as increases in the urban minimum wage and demographic experience. These premises may have an effect on the amount of future contributions if there are any variations.

The discount rate allows for the calculation of present value of future cash flows as at the measurement date. Grupo Aval uses a long-term rate based on the market rate of high quality fixed-income investments or for government bonds denominated in Colombian Pesos, the currency in which the benefit will be paid. They also consider the opportunity and the amount of payments of future benefits, for which the Bank has selected the government bonds. Grupo Aval uses other key premises for assessing actuarial liabilities, which are calculated based on the specific experience of Grupo Aval combined with published statistics and market indicators (see Note 22, which describes the most important assumptions used in the actuarial calculations and the corresponding sensitivity analysis).